Exhibit 10.34
FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This First Amendment to Fourth Amended and Restated Credit Agreement (this “First Amendment”) dated as of October 31, 2008, is by and among PARALLEL PETROLEUM CORPORATION, a Delaware corporation (“Borrower”), and CITIBANK, N.A., BNP PARIBAS, WESTERN NATIONAL BANK, COMPASS BANK, BANK OF SCOTLAND plc, TEXAS CAPITAL BANK, N.A., BANK OF AMERICA, N.A. and WEST TEXAS NATIONAL BANK (collectively, “Lenders”), and CITIBANK, N.A., as Joint Lead Arranger and as Administrative Agent (“Agent”) and BNP PARIBAS, as Joint Lead Arranger and as Syndication Agent.
RECITALS:
     WHEREAS, Borrower and Lenders in the capacities stated above, entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 16, 2008 (the “Credit Agreement”).
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:
Agreement
     Section 1. Definitions. Except as otherwise expressly provided herein, all terms defined in the Credit Agreement shall have the same meanings herein.
     Section 2. Amendment to Definition of Base Rate Margin. The definition of “Base Rate Margin” in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:
     Base Rate Margin means:
     (a) one quarter percent (0.25%) per annum whenever the Borrowing Base Usage is equal to or greater than 75%; or
     (b) zero percent (0%) per annum whenever the Borrowing Base Usage is less than 75%.
     Section 3. Amendment to Definition of LIBOR Margin. The definition of “LIBOR Margin” in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

     LIBOR Margin means:
     (a) two and three quarters percent (2.75%) per annum whenever the Borrowing Base Usage is equal to or greater than 75%; or
     (b) two and one-half percent (2.50%) per annum whenever the Borrowing Base Usage is equal to or greater than 50% but less than
75%; or
     (c) two and one-quarter percent (2.25%) per annum whenever the Borrowing Base Usage is less than 50%.
     Section 4. Redetermination of Borrowing Base. In accordance with Section 7(b) of the Credit Agreement, a semi-annual redetermination of the Borrowing Base has been made by Lenders. Pursuant to Section 7(b) of the Credit Agreement, Agent hereby notifies Borrower that Lenders have redetermined the Borrowing Base and, effective as of the date of this First Amendment, the redetermined Borrowing Base is $230,000,000.00. The amount of the new Borrowing Base shall be subject to redetermination as provided in the Credit Agreement. The next scheduled semi-annual redetermination of the Borrowing Base by Lenders pursuant to the Credit Agreement shall be on or about April 1, 2009.
     Section 5. Representations and Warranties of Borrower. Borrower represents and warrants to Lenders as follows:
          (a) The representations and warranties contained in Section 10 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).
          (b) No Event of Default or Default has occurred and is continuing under the Credit Agreement.
          (c) The execution, delivery and performance by Borrower of this First Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrower or its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrower or its Subsidiaries, except Permitted Liens.
          (d) This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     Section 6. Conditions Precedent. This First Amendment shall be effective as of the date upon which all of the following conditions have been satisfied:
          (a) Agent shall have received counterparts of this First Amendment duly executed by Borrower and Lenders;
          (b) Agent shall have received any other documents, certificates and opinions in connection with this First Amendment that may be requested by Agent, in form and substance satisfactory to Agent; and
          (c) Borrower shall have paid to Agent the facility fees set forth on Schedule 1 attached to this First Amendment for the benefit of the Lenders set forth on Schedule 1 attached to this First Amendment.
     Section 7. Ratification of Credit Agreement and Other Loan Documents. Except as expressly amended hereby, the Credit Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrower and Lenders as of the date of this First Amendment as if the Credit Agreement and the other Loan Documents were executed by Borrower and the other parties thereto as of the date of this First Amendment. The amendments contemplated hereby shall not limit or impair any Liens securing the Loans, all of which are hereby ratified, affirmed and extended to secure the Loans as they may be increased pursuant hereto.
     Section 8. No Waiver. Neither the execution by Lenders of this First Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lenders of any Default or Event of Default (whether now existing or that may occur hereafter) or of any of Lenders’ or Agent’s rights under the Credit Agreement as amended hereby or under any of the other Loan Documents.
     Section 9. Miscellaneous.
     9.1 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.
     9.2 Multiple Counterparts. This First Amendment may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement. No party to this First Amendment shall be bound hereby until a counterpart of this First Amendment has been executed by all parties hereto.
     9.3 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     9.4 Governing Law. This First Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this First Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.
     9.5 Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.
     9.6 Final Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS THEREOF, Borrower and Lenders have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:PARALLEL PETROLEUM CORPORATION, a Delaware corporation

	By:	/s/ Steven D. Foster Steven D. Foster
Chief Financial Officer

LENDERS:	CITIBANK, N.A. a national banking association, as Joint Lead Arranger and Administrative Agent and as a Lender

	By:	/s/ Frank K. Stowers Frank K. Stowers
Vice President
[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as Joint Lead Arranger and Syndication Agent and as a Lender

By: /s/ Betsy Jocher

Name:	Betsy Jocher

Title:	Director

By: /s/ Courtney Kubesch

Name:	Courtney Kubesch
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

WESTERN NATIONAL BANK, as a Lender

By:	/s/ Wesley D. Bownds Wesley D. Bownds
Executive Vice President
[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK, as a Lender

By: /s/ Kathleen J. Bowen

Name:	Kathleen J. Bowen
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF SCOTLAND plc, as a Lender

By: /s/ Julia R. Franklin

Name:	Julia R. Franklin
Title:	Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

TEXAS CAPITAL BANK, N.A., as a Lender

By: /s/ Brian J. Petet

Name:	Brian J. Petet
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Charles W. Patterson

Name:	Charles W. Patterson
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

WEST TEXAS NATIONAL BANK, as a Lender

By: /s/ Chris L. Whigham

Name:	Chris L. Whigham
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

SCHEDULE 1
Facility Fees

Lender	Fee Amount
Bank of America, N.A.	$115,000.00

Western National Bank	$1,368.50

West Texas National Bank	$34,500.00

TOTAL	$150,868.50

Schedule 1